UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
November 24, 2009 (November 24, 2009)
Date of Report (Date of earliest event reported)
CCFNB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-19028	23-2254643

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
232 East Street
Bloomsburg, PA 17815
(Address of Principal executive offices)
570-784-4400
(Registrant’s telephone number, including area code)
N/A
(Former name, address and fiscal year, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On November 24, 2009, CCFNB Bancorp, Inc. (the “Company”) announced that its Board of Directors has declared a quarterly cash dividend of $0.28 per share, payable December 24, 2009 to stockholders of record on December 8, 2009. The declaration of cash dividends is subject to the discretion of the Board of Directors, the Company’s earnings and financial condition, applicable law and regulatory policy, and other factors determined from time to time by the Board of Directors to be relevant.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by CCFNB Bancorp, Inc. on November 24, 2009, titled “CCFNB Bancorp, Inc. Increases Quarterly Cash Dividend.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 24, 2009	CCFNB Bancorp, Inc.
	By:	/s/ Jeffrey T. Arnold
		Name:	Jeffrey T. Arnold, CPA, CIA
		Title:	Chief Financial Officer